HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated February 22, 2013 to your Prospectus

1.  FUND NAME CHANGES

Effective January 28, 2013, the following name changes were made to your Prospectus:

Old Name	New Name
Allianz NFJ Dividend Value Fund - Class A	AllianzGI NFJ Dividend Value Fund - Class A
Allianz NFJ International Value Fund - Class A	AllianzGI NFJ International Value Fund – Class A
Allianz NFJ Small-Cap Value Fund - Class A	AllianzGI NFJ Small-Cap Value Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.  FUND OBJECTIVE CHANGE

Effective during the second quarter of 2013, the investment objective for the following Fund Sub-Accounts is deleted and replaced with “Seeks long-term capital growth”:

Pioneer Fundamental Value Fund – Class A

Pioneer Growth Opportunities Fund – Class A

3.  FUND NAME CHANGES

Effective during the second quarter of 2013, the following name changes are made to your Prospectus:

Old Name	New Name
Pioneer Fundamental Value Fund - Class A	Pioneer Disciplined Value Fund - Class A
Pioneer Growth Opportunities Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.